THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Vincent P. Corti
    Vincent P. Corti
    Secretary

                                                  EUROPACIFIC GROWTH FUND

                                                   333 South Hope Street
                                               Los Angeles, California 90071


                                             The fund's investment objective
                                             is to achieve long-term growth of
                                             capital by investing in
                                             securities of issuers domiciled
                                             outside the U.S. Normally, the
                                             fund seeks to achieve this
                                             investment objective by investing
                                             primarily in equity securities of
                                             issuers domiciled in Europe or
                                             the Pacific Basin.

                                             This prospectus relates only to
                                             shares of the fund offered
                                             without a sales charge to
                                             eligible retirement plans. For a
                                             prospectus regarding shares of
                                             the fund to be acquired
                                             otherwise, contact the Secretary
                                             of the fund at the address
                                             indicated above.

                                             This prospectus presents
                                             information you should know
                                             before investing in the fund. It
                                             should be retained for future
                                             reference.

                                             You may obtain the statement of
                                             additional information, dated
                                             June 1, 1996, which contains the
                                             fund's financial statements,
                                             without charge, by writing to the
                                             Secretary of the fund at the
                                             above address or telephoning
                                             800/421-0180. These requests will
                                             be honored within three business
                                             days of receipt.

                                             SHARES OF THE FUND ARE NOT
                                             DEPOSITS OR OBLIGATIONS OF, OR
                                             INSURED OR GUARANTEED BY, THE
                                             U.S. GOVERNMENT, ANY FINANCIAL
                                             INSTITUTION, THE FEDERAL DEPOSIT
                                             INSURANCE CORPORATION, OR ANY
                                             OTHER AGENCY, ENTITY OR PERSON.
                                             THE PURCHASE OF FUND SHARES
                                             INVOLVES INVESTMENT RISKS,
                                             INCLUDING THE POSSIBLE LOSS OF
                                             PRINCIPAL.

                                             THESE SECURITIES HAVE NOT BEEN
                                             APPROVED OR DISAPPROVED BY
                                             THE SECURITIES AND EXCHANGE
                                             COMMISSION OR ANY STATE
                                             SECURITIES COMMISSION NOR HAS
                                             THE SECURITIES AND EXCHANGE
                                             COMMISSION OR ANY STATE
                                             SECURITIES COMMISSION PASSED UPON
                                             THE ACCURACY OR ADEQUACY OF THIS
                                             PROSPECTUS. ANY REPRESENTATION TO
                                             THE CONTRARY IS A CRIMINAL
                                             OFFENSE.

                                             RP 16-010-0696

               June 1, 1996

-------------------------------------------------------------------------------

         SUMMARY OF    This table is designed to help you understand costs of
           EXPENSES    investing in the fund. These are historical expenses;
                       your actual expenses may vary.
     Average annual
 expenses paid over    SHAREHOLDER TRANSACTION EXPENSES
   a 10-year period    Certain retirement plans may purchase shares of the
           would be    funds with no sales charge./1/ The fund also has no
  approximately $12    sales charge on reinvested dividends, deferred sales
 per year, assuming    charge, redemption fees or exchange fees.
           a $1,000
   investment and a    ANNUAL FUND OPERATING EXPENSES
   5% annual return     (as a percentage of average net assets)
      with no sales    Management fees................................. 0.49%
            charge.    12b-1 expenses.................................. 0.24%/2/
                       Other expenses (including audit, legal,
                        shareholder services, transfer agent and
                        custodian expenses)............................ 0.22%
                       Total fund operating expenses................... 0.95%

                       EXAMPLE                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
                       -------                  ------ ------- ------- --------
                       You would pay the
                       following cumulative
                       expenses on a $1,000
                       investment, assuming
                       a 5% annual return./3/     $10     $30     $53     $117

                       /1/ Retirement plans of organizations with $100 million
                           or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")
                       /2/ These expenses may not exceed 0.25% of the fund's
                           average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.
                       /3/ Use of this assumed 5% return is required by the
                           Securities and Exchange Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

            TABLE OF CONTENTS

Summary of Expenses....................  2

Financial Highlights...................  3

Investment Objective and Policies......  3

Investing Around the World.............  4

Investment Results.....................  6

Dividends, Distributions and Taxes.....  7

Fund Organization and Management.......  7

Purchasing Shares......................  9

Shareholder Services................... 11

Redeeming Shares....................... 11

-------------------------------------------------------------------------------

          FINANCIAL    The following information has been audited by Price
         HIGHLIGHTS    Waterhouse LLP, independent accountants, whose
       (For a share    unqualified report covering each of the most recent
        outstanding    five years is included in the statement of additional
     throughout the    information. This information should be read in
       fiscal year)    conjunction with the financial statements and
                       accompanying notes which appear in the statement of additional information.


                                                                   YEAR ENDED MARCH 31/1/
                                      ----------------------------------------------------------------------------------
                                       1996     1995     1994     1993     1992    1991    1990    1989    1988    1987
                                      -------  -------  -------  -------  ------  ------  ------  ------  ------  ------
  Net Asset Value, Beginning of
   Year............................    $20.89  $21.95   $17.64   $16.64   $15.18  $14.39  $13.38  $12.64  $13.46  $11.07
                                      -------  -------  -------  -------  ------  ------  ------  ------  ------  ------
  INCOME FROM INVESTMENT OPERATIONS
   Net investment income...........       .46      .35      .24      .22     .28     .28     .25     .23     .23     .15
   Net realized and unrealized gain
    (loss) on investments..........      3.63     (.19)    4.37     1.04    1.48    1.02    1.95    1.54     .63    2.95
                                      -------  -------  -------  -------  ------  ------  ------  ------  ------  ------
   Total income from investment
    operations.....................      4.09      .16     4.61     1.26    1.76    1.30    2.20    1.77     .86    3.10
                                      -------  -------  -------  -------  ------  ------  ------  ------  ------  ------
  LESS DISTRIBUTIONS
   Dividends from net investment
    income.........................      (.49)   (.317)   (.187)   (.222)   (.30)   (.33)   (.28)   (.18)   (.33)   (.09)
   Dividends from net realized non-
    U.S. currency gains/2/.........       --     (.003)   (.043)   (.038)    --      --      --      --      --      --
   Distributions from net realized
    gains..........................      (.21)   (.90)    (.07)      --      --     (.18)   (.91)   (.85)  (1.35)   (.62)
                                      -------  -------  -------  -------  ------  ------  ------  ------  ------  ------
   Total distributions.............      (.70)  (1.22)    (.30)    (.26)    (.30)   (.51)  (1.19)  (1.03)  (1.68)   (.71)
                                      -------  -------  -------  -------  ------  ------  ------  ------  ------  ------
  Net Asset Value, End of Year.....   $ 24.28  $ 20.89  $ 21.95  $ 17.64  $16.64  $15.18  $14.39  $13.38  $12.64  $13.46
                                      =======  =======  =======  =======  ======  ======  ======  ======  ======  ======
   Total Return/3/.................    19.84%     .71%   26.27%    7.69%  11.71%   9.11%  16.99%  14.69%   8.12%  29.02%
  RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year (in mil-
    lions).........................   $12,335  $ 8,588  $ 6,429  $ 2,992  $1,933  $1,138  $  584  $  228  $  188  $  218
   Ratio of expenses to average net
    assets.........................      .95%     .97%     .99%    1.10%   1.24%   1.28%   1.24%   1.30%   1.21%   1.27%
   Ratio of net income to average
    net assets.....................     2.09%    1.80%    1.13%    1.40%   1.85%   2.23%   2.29%   1.87%   1.56%   1.63%
   Portfolio turnover rate.........    21.77%   16.02%   21.37%   10.35%   9.65%   8.58%  25.82%  35.47%  28.90%  22.13%

/1/ Adjusted to reflect the 100% share dividend effective June 10, 1993.
/2/ Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.
/3/ This was calculated without deducting a sales charge.

         INVESTMENT    The fund's investment objective is to achieve long-term
      OBJECTIVE AND    growth of capital by investing in securities of issuers
           POLICIES    domiciled outside the U.S. Under normal market
                       conditions, the fund seeks to achieve this investment
 The fund's goal is    objective by investing primarily (at least 65% of its
     to provide you    assets) in equity securities of issuers domiciled in
     with long-term    Europe or the Pacific Basin. The Pacific Basin is
  growth of capital    generally defined as those countries bordering the
    by investing in    Pacific Ocean and includes, but is not limited to,
      securities of    Australia, Canada, Japan, Malaysia, and Singapore. (In
  issuers domiciled    determining the domicile of an issuer, the fund's
   outside the U.S.    investment adviser, Capital Research and Management
                       Company, has the discretion to give prevailing weight to one or more factors which may include where the issuer is legally organized, where it maintains principal corporate offices and where it conducts its principal operations.) The assets of the fund will be invested with geographic flexibility; accordingly, investments may be made from time to time in issuers domiciled in, or governments of, developing countries.
                       The fund's investment adviser currently does not intend to invest more than 20% of the fund's total assets
                       (taken at cost) in securities of issuers domiciled in,

-------------------------------------------------------------------------------

                       or governments of, developing countries. See "Investing Around the World--Opportunities, Risks and Costs" and the statement of additional information.

                       The fund may also invest in securities through depositary receipts which may be denominated in various currencies. For example, the fund may purchase American Depositary Receipts which are U.S. dollar denominated securities designed for use in the U.S. securities markets and which represent and may be converted to the underlying security.

                       The fund may also invest in securities convertible into common stocks, straight debt securities (generally rated in the top three quality categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or determined to be of equivalent quality by Capital Research and Management Company), government securities, or nonconvertible preferred stocks. In addition, up to 5% of the fund's assets may be invested in lower rated straight debt securities (including securities commonly referred to as "junk" or "high-yield, high-risk" bonds) or in unrated securities that are determined to be of equivalent quality. High-yield, high-risk bonds carry a higher degree of investment risk and are considered speculative. For example, bonds rated Ca or CC are described as "speculative in a high degree; often in default or hav[ing] other marked shortcomings." These securities will also be issued by non-U.S. entities. The fund may hold a portion of its assets in U.S. dollars and other currencies and in cash equivalents of either U.S. or non-U.S. issuers. (See the statement of additional information for a description of cash equivalents.)

                       The fund's investment restrictions (which are described in the statement of additional information) and objective cannot be changed without shareholder approval. All other investment practices may be changed by the board of trustees.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES AND THE SPECIAL RISKS ASSOCIATED WITH INVESTING OUTSIDE THE U.S. DESCRIBED HEREIN.

   INVESTING AROUND    OPPORTUNITIES, RISKS AND COSTS The fund's assets are
          THE WORLD    invested in securities of issuers domiciled outside the
                       United States which, in the opinion of Capital Research
  Investing outside    and Management Company, enhances the fund's ability to
  the U.S. involves    meet its objective of long-term growth of capital.
           expanded
     opportunities,    Of course, investing outside the U.S. involves special
  special risks and    risks particularly in certain developing countries,
   increased costs.    caused by, among other things: fluctuating currency
                       values; different accounting, auditing, and financial reporting regulations and practices in some countries;
                       changing local and regional economic, political, and social conditions; greater market

-------------------------------------------------------------------------------

                       volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in re-ceiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

                       Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       CURRENCY TRANSACTIONS The fund has the ability to purchase and sell currencies to facilitate securities transactions and to enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. (See "Investment Policies-- Currency Transactions," in the statement of additional information.)

                       RULE 144A SECURITIES Normally, securities acquired in U.S. private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under that Act, such as private placements under Rule 144A, accordingly, any such security will be deemed illiquid (unless determined to be liquid in accordance with procedures which may be adopted by the fund's board of trustees), and the fund may incur certain additional costs in disposing of such securities. The fund will not invest more than 5% of the value of its total assets in restricted securities; however, non-U.S. securities that can be freely traded in a securities market outside the U.S. are excluded from this limitation. (See the statement of additional information.)

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by the fund's objectives and policies and by Capital Research and Management Company's

-------------------------------------------------------------------------------

                       investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

                                                                      YEARS OF EXPERIENCE
                                                                              AS
                                                                    INVESTMENT PROFESSIONAL
                                                                         (APPROXIMATE)
                                            YEARS OF EXPERIENCE AS
                                             PORTFOLIO COUNSELOR   WITH CAPITAL
                                                (AND RESEARCH      RESEARCH AND
     PORTFOLIO                                  PROFESSIONAL,       MANAGEMENT
  COUNSELORS FOR                              IF APPLICABLE) FOR    COMPANY OR
EUROPACIFIC GROWTH                            EUROPACIFIC GROWTH       ITS         TOTAL
       FUND             PRIMARY TITLE(S)      FUND (APPROXIMATE)    AFFILIATES     YEARS
-------------------------------------------------------------------------------------------
 Thierry Vandeventer Trustee and President  Since the fund began     33 years     33 years
                     of the fund. Chairman  operations in 1984
                     of the Board, Capital
                     Research Company*
-------------------------------------------------------------------------------------------
 Stephen E. Bepler   Executive Vice         Since the fund began     24 years     30 years
                     President of the       operations
                     fund. Senior Vice      in 1984
                     President and
                     Director, Capital
                     Research Company*
-------------------------------------------------------------------------------------------
 Mark E. Denning     Executive Vice         5 years (in addition     14 years     14 years
                     President of the       to 3 years as a
                     fund. Senior Vice      research professional
                     President, Capital     prior to becoming a
                     Research Company*      portfolio counselor
                                            for the fund)
-------------------------------------------------------------------------------------------
 Robert W. Lovelace  Vice President of the  2 years (in addition     11 years     11 years
                     fund, Executive Vice   to 7 years as a
                     President,             research professional
                     Capital Research       prior to becoming a
                     Company*               portfolio counselor
                                            for the fund)
-------------------------------------------------------------------------------------------
 Janet A. McKinley   Vice President of the  6 years (in addition     14 years     20 years
                     fund. Senior Vice      to 5 years as a
                     President, Capital     research professional
                     Research Company*      prior to becoming a
                                            portfolio counselor
                                            for the fund)
-------------------------------------------------------------------------------------------
 Martial Chaillet    Senior Vice            2 years (in addition     24 years     24 years
                     President, Capital     to 5 years as a
                     Research Company*      research professional
                                            prior to becoming a
                                            portfolio counselor
                                            for the fund)
------------------------------------------------------------------------------------------
 * COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY.
------------------------------------------------------------------------------------------

         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a
   averaged a total    total return, yield and/or distribution rate basis for
 return of 16.33% a    various periods, with or without sales charges. Results
  year (at no sales    calculated without a sales charge will be higher. Total
   charge) over its    returns assume the reinvestment of all dividends and
           lifetime    capital gain distributions.

    (April 16, 1984    The fund's distribution rate is calculated by dividing
  through March 31,    the dividends paid by the fund over the last 12 months
             1996).    by the sum of the month-end price and the capital gains
                       paid over the last 12 months. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

-------------------------------------------------------------------------------

                       The fund's total return over the past 12 months and average annual total returns over the past five-year and ten-year periods as of March 31, 1996, were 19.84%, 12.89% and 14.11%, respectively. These results were calculated in accordance with Securities and Exchange Commission requirements with no sales charge. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
  DISTRIBUTIONS AND    in June and December. All capital gains, if any, are
              TAXES    distributed annually, usually in December. When a
                       dividend or capital gain is distributed, the net asset
             Income    value per share is reduced by the amount of the
  distributions are    payment.
    usually made in
 June and December.    FEDERAL TAXES The fund intends to operate as a
                       "regulated investment company" under the Internal
                       Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from redemptions from an ordinary shareholder account.

                       The fund may be required to pay withholding and other taxes imposed by various countries in connection with its investments outside the U.S., generally at rates from 10% to 40%, which would reduce the fund's investment income.

                       This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

  FUND ORGANIZATION    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
     AND MANAGEMENT    end diversified management investment company, was
                       organized as a Massachusetts business trust in 1983.
      The fund is a    The fund's board supervises fund operations and
      member of The    performs duties required by applicable state and
     American Funds    federal law. Members of the board who are not employed
    Group, which is    by Capital Research and Management Company or its
  managed by one of    affiliates are paid certain fees for services rendered
    the largest and    to the fund as described in the statement of additional
   most experienced    information. They may elect to defer all or a portion
         investment    of these fees through a deferred compensation plan in
          advisers.    effect for the fund. All shareholders have one vote per
                       share owned, and at the request of holders of at least
                       10% of the shares, the fund will hold a meeting at which any member of the board could be removed and a successor elected. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

-------------------------------------------------------------------------------

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.69% on the first $500 million of the fund's average net assets, plus 0.59% on such assets in excess of $500 million to $1 billion, plus 0.53% on such assets in excess of $1 billion to $1.5 billion, plus 0.50% on such assets in excess of $1.5 billion to $2.5 billion, plus 0.48% on such assets in excess of $2.5 billion to $4 billion, plus 0.47% on such assets in excess of $4 billion to $6.5 billion, plus 0.465% on such assets in excess of $6.5 billion to $10.6 billion, plus 0.462% on such assets in excess of $10.5 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.) This policy has also been incorporated into the fund's "code of ethics" which is available from the fund's Secretary upon request.

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

-------------------------------------------------------------------------------

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees).

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the fund's transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 1H-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. It was paid a fee of $11,473,000 for the fiscal year ended March 31, 1996. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, record-keeping and quality assurance purposes.

  PURCHASING SHARES    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
                       RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO PUR-
                       CHASE SHARES OF THE COMPANY THROUGH YOUR EMPLOYER'S
                       PLAN OR LIMITATIONS ON THE AMOUNT THAT MAY BE PUR-
                       CHASED, PLEASE CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an or-der by the fund or American Funds Service Company. Or-ders must be received before the close of regular trad-ing on the New York Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addi-tion, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The Ameri-can Funds Group

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                       other than the money market funds) may purchase shares
                       at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions within 12 months of the purchase. (See "Redeeming Shares-- Contingent Deferred Sales Charge.") Plans may also qualify to purchase $1 million in fund shares sub-ject to a commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as de-scribed above. (See the statement of additional infor-mation.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for indi-vidual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll de-ductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during cal-endar year 1996, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a quali-fying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of con-tinuing these payments.

                       Qualified dealers currently are paid a continuing serv-ice fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organi-zation and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with re-spect to the fund.

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the company or American Funds Service Company, an investment dealer MUST be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

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

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        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES can exchange your shares for shares of other funds in The American Funds Group which are offered through the plan at net asset value. In addition, again depending on any restrictions in your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

          REDEEMING    Subject to any restrictions imposed by your employer's
             SHARES    plan, you can sell your shares through the plan to the
                       fund any day the New York Stock Exchange is open. For
                       more information about how to sell shares of the fund
                       through your retirement plan, including any charges
                       that may be imposed by the plan, please consult with
                       your employer.
                       --------------------------------------------------------
                       By contacting   Your plan administrator/trustee must
                       your plan       send a letter of instruction
                       administrator/  specifying the name of the fund, the
                       trustee         number of shares or dollar amount to
                                       be sold, and, if applicable, your
                                       name and account number. For your
                                       protection, if you redeem more than
                                       $50,000, the signatures of the
                                       registered owners (i.e., trustees or
                                       their legal representatives) must be
                                       guaranteed by a bank, savings
                                       association, credit union, or member
                                       firm of a domestic stock exchange or
                                       the National Association of
                                       Securities Dealers, Inc., that is an
                                       eligible guarantor institution. Your
                                       plan administrator/trustee should
                                       verify with the institution that it
                                       is an eligible guarantor prior to
                                       signing. Additional documentation may
                                       be required to redeem shares from
                                       certain accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.
                       --------------------------------------------------------
                       By contacting   Shares may also be redeemed through
                       your            an investment dealer; however you or
                       investment      your plan may be charged for this
                       dealer          service. SHARES HELD FOR YOU IN AN
                                       INVESTMENT DEALER'S STREET NAME MUST
                                       BE REDEEMED THROUGH THE DEALER.
                       --------------------------------------------------------
                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE
                       NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND
                       ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR
                       AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING
                       SHARES--SHARE PRICE.")

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within 12 months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this

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                       charge. The charge is waived for exchanges (except if
                       shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the fund's portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency.




                         This prospectus relates only to shares of the fund offered without a sales charge to eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated on the front.


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